Commitments and Contingencies - Maximum Contracted Future Annual Charter Hire Receivable Before Allowance for Any Off-Hire Periods (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2014
Commitments and Contingencies Disclosure [Abstract]
2015	$ 145,811
2016	144,317
2017	142,189
2018	104,372
2019	103,285
Thereafter	231,665
Total Operating leases	$ 871,639